SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – May 24, 2005

TRIAD HOSPITALS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-29816	75-2816101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Tennyson Parkway Plano, Texas	75024
(Address of Principal Executive Offices)	(Zip Code)

(214) 473-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Long-Term Incentive Plan

At the Company’s 2005 annual meeting of stockholders held on May 24, 2005, the Company’s stockholders approved the Triad Hospitals, Inc. Amended and Restated Long-Term Incentive Plan (the “LTIP”). The LTIP was amended and restated to increase the number of shares available for issuance by 1,500,000 shares, to extend its term to February 2, 2015, and to make certain administrative amendments. A copy of the LTIP is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Management Stock Purchase Plan

At the Company’s 2005 annual meeting of stockholders held on May 24, 2005, the Company’s stockholders approved the Triad Hospitals, Inc. Amended and Restated Management Stock Purchase Plan (the “MSPP”). The MSPP was amended and restated to increase the number of shares available for issuance by 260,000 shares, to extend its term to May 24, 2015, and to make certain amendments to comply with newly enacted tax code provisions. A copy of the MSPP is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Chief Executive Officer Compensation

On May 24, 2005, the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) approved an increase in the annual base salary level of the Company’s chief executive officer, James D. Shelton, effective February 27, 2005, to $1,522,500. In addition, on May 24, 2005, the Compensation Committee granted to Mr. Shelton a restricted stock award under the LTIP covering 100,000 shares. One-third of the grant will vest as of May 24, 2007, one-third of the grant will vest as of May 24, 2008 and one-third of the grant will vest as of May 24, 2009. The grant vests immediately upon death, disability or a change in control of the Company. The form of Restricted Stock Award Agreement entered into pursuant to the LTIP is filed as Exhibit 10.3 to this Form 8-K and is incorporated herein by reference.

Board of Directors Compensation

On May 24, 2005, the Board of Directors of the Company approved an increase in the annual retainer for each outside director who is neither an officer nor an employee of the Company (an “Outside Director”) to $55,000 and an increase in the committee meeting fee for Outside Directors to $1,500 per meeting (payable for attendance at every committee meeting). The Board of Directors also approved a $5,000 fee payable annually to each Outside Director serving as a committee chairperson. The Board of Directors did not increase the Board of Directors meeting fee of $2,500 per meeting for Outside Directors. In addition, on May 24, 2005, the Board of Directors granted to each Outside Director a restricted stock award under the LTIP covering 2,000 shares. Each grant will vest as of May 24, 2006 or, if earlier, upon death, disability or a change in control of the Company. The form of Restricted Stock Award Agreement for Directors entered into pursuant to the LTIP is filed as Exhibit 10.4 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

10.1	Triad Hospitals, Inc. Amended and Restated Long-Term Incentive Plan, incorporated by reference from Exhibit A to Triad Hospitals, Inc.’s definitive Proxy Statement on Schedule 14A filed on April 22, 2005 in connection with its 2005 annual meeting held on May 24, 2005.

10.2	Triad Hospitals, Inc. Amended and Restated Management Stock Purchase Plan, incorporated by reference from Exhibit B to Triad Hospitals, Inc.’s definitive Proxy Statement on Schedule 14A filed on April 22, 2005 in connection with its 2005 annual meeting held on May 24, 2005.

10.3	Form of Triad Hospitals, Inc. Restricted Stock Award Agreement.

10.4	Form of Triad Hospitals, Inc. Restricted Stock Award Agreement for Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Hospitals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD HOSPITALS, INC.

By:	/s/ Donald P. Fay
Donald P. Fay
Executive Vice President, Secretary
and General Counsel

Date: May 31, 2005

EXHIBIT INDEX

Exhibit No.	Description
10.1	Triad Hospitals, Inc. Amended and Restated Long-Term Incentive Plan, incorporated by reference from Exhibit A to Triad Hospitals, Inc.’s definitive Proxy Statement on Schedule 14A filed on April 22, 2005 in connection with its 2005 annual meeting held on May 24, 2005.

10.2	Triad Hospitals, Inc. Amended and Restated Management Stock Purchase Plan, incorporated by reference from Exhibit B to Triad Hospitals, Inc.’s definitive Proxy Statement on Schedule 14A filed on April 22, 2005 in connection with its 2005 annual meeting held on May 24, 2005.

10.3	Form of Triad Hospitals, Inc. Restricted Stock Award Agreement.

10.4	Form of Triad Hospitals, Inc. Restricted Stock Award Agreement for Directors.